UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2016

POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(763) 542-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Polaris Industries Inc., a Minnesota corporation (the “Company”), entered into a Third Amended and Restated Credit Agreement (the “New Credit Agreement”), dated as of November 9, 2016, among the Company, Polaris Sales Inc., any other Domestic Borrower (as defined therein) that thereafter becomes a party thereto, Polaris Sales Europe Sàrl, and any other Foreign Borrower (as defined therein) that thereafter becomes a party thereto, the Lenders named therein, U.S. Bank National Association, as Administrative Agent, Left Lead Arranger and Lead Book Runner, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Joint Lead Arrangers, Joint Book Runners and Syndication Agents, and Bank of the West, Fifth Third Bank, JP Morgan Chase Bank N.A., PNC Bank, National Association and BMO Harris Bank N.A., as Documentation Agents. The New Credit Agreement completely amended and restated that certain Second Amended and Restated Credit Agreement among said parties dated as of May 2, 2016 (the “Existing Credit Agreement”).

The New Credit Agreement provides for an increase of $250 million in the size of the five-year delayed draw term loan credit facility provided for by the Existing Credit Agreement to an aggregate of $750 million (the “Term Credit Facility”). The amount of the $600 million five-year senior revolving credit facility (the “Revolving Credit Facility,” and collectively with the Term Credit Facility, the “Credit Facility”) provided for by the Existing Credit Agreement remains unchanged.   Additionally, the New Credit Agreement provides for an increase of $125 million in the amount by which the Company may request that the Credit Facility be increased from $550 million to $675 million.  Any such increase remains at the lenders’ discretion. There are no other material changes to the terms of the Credit Facility.  The other material terms of the Credit Facility are summarized in the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on May 5, 2016 and are incorporated by reference herein.

The full terms and conditions of the Credit Facility are set forth in the New Credit Agreement.  A copy of the New Credit Agreement is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Some of the lenders named under the New Credit Agreement and their affiliates have various relationships with the Company and its subsidiaries involving the provision of financial services, including cash management, investment banking, foreign currency and commodity hedging, and investor research coverage by their financial analysts.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On November 10, 2016, Polaris Industries Inc., a Delaware corporation (the “Purchaser”) and wholly owned subsidiary of the Company, completed its previously announced acquisition (the “Acquisition”) of TAP Automotive Holdings, LLC (“Transamerican Auto Parts”) pursuant to the Purchase Agreement, dated October 11, 2016 (the “Purchase Agreement”), by and among Purchaser, the Company, Transamerican Auto Parts, the members of Transamerican Auto Parts set forth in an annex to the Purchase Agreement (the “Sellers”), and ORIX Funds Corp., solely in its capacity as the sellers’ representative.

The Acquisition was structured as a purchase by the Purchaser of the outstanding equity interests in Transamerican Auto Parts from the Sellers for aggregate consideration of $665 million, subject to a customary adjustment based on, among other things, the amount of cash, debt and working capital in the business of Transamerican Auto Parts at the closing date.

The Company funded the purchase price for the Acquisition with borrowings under the Credit Facility.

The foregoing description of the Purchase Agreement and the Acquisition does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Purchase Agreement which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 12, 2016, and is incorporated herein by reference.

The Purchase Agreement and the above description have been included to provide investors with information regarding the terms of the Acquisition. They are not intended to provide any other factual information about the Company or any parties to the Purchase Agreement or their respective affiliates or equityholders.  The representations, warranties and covenants contained in the Purchase Agreement were made only for the purpose of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties thereto, may have been used for purposes of allocating risk between each party rather than establishing matters of fact, may be subject to a contractual standard of materiality different from that generally applicable to investors and may be subject to qualifications or limitations agreed upon by the parties in connection with the negotiated terms of the Acquisition, including being qualified by schedules and other disclosures made by each party. Accordingly, investors should not rely on the representations, warranties and covenants in the Purchase Agreement as statements of factual information.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” with respect to the New Credit Agreement is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 10, 2016, the Company issued a press release announcing the completion of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1.  The information in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01                  Financial Statements and Exhibits.

(a)            Financial Statements of Businesses Acquired.

The Company intends to file the historical financial statements of Transamerican Auto Parts required by this Item 9.01(a) as an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)            Pro Forma Financial Information.

The Company intends to file the pro forma financial information required by this Item 9.01(b) as an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)            Exhibits

Exhibit No.	Exhibit

2.1
Purchase Agreement, dated as of October 11, 2016, by and among TAP Automotive Holdings, LLC, the members of TAP Automotive Holdings, LLC set forth in an annex to the Purchase Agreement, Polaris Industries Inc., a Delaware corporation, and ORIX Funds Corp., solely in its capacity as the sellers’ representative (excluding schedules and exhibits, which the Company agrees to furnish supplementally to the Securities and Exchange Commission upon request)(incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 12, 2016)

10.1
Third Amended and Restated Credit Agreement, dated November 9, 2016 by and among the Company, Polaris Sales Inc., any other Domestic Borrower (as defined therein) that thereafter becomes a party thereto, Polaris Sales Europe Sàrl, and any other Foreign Borrower (as defined therein) that thereafter becomes a party thereto, the Lenders named therein, U.S. Bank National Association, as Administrative Agent, Left Lead Arranger and Lead Book Runner, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Joint Lead Arrangers, Joint Book Runners and Syndication Agents, and Bank of the West, Fifth Third Bank, JP Morgan Chase Bank N.A., PNC Bank, National Association and BMO Harris Bank N.A., as Documentation Agents

99.1	Press release, dated November 10, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  November 10, 2016

POLARIS INDUSTRIES INC.

/s/Michael T. Speetzen
Michael T. Speetzen
Executive Vice President – Finance and
Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing
2.1
Purchase Agreement, dated as of October 11, 2016, by and among TAP Automotive Holdings, LLC, the members of TAP Automotive Holdings, LLC set forth in an annex to the Purchase Agreement, Polaris Industries Inc., a Delaware corporation, and ORIX Funds Corp., solely in its capacity as the sellers’ representative (excluding schedules and exhibits, which the Company agrees to furnish supplementally to the Securities and Exchange Commission upon request)
Incorporated by Reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on October 12, 2016

10.1
Third Amended and Restated Credit Agreement, dated November 9, 2016 by and among Polaris Industries Inc., Polaris Sales Inc., any other Domestic Borrower (as defined therein) that thereafter becomes a party thereto, Polaris Sales Europe Sàrl, and any other Foreign Borrower (as defined therein) that hereafter becomes a party thereto, the Lenders named therein, U.S. Bank National Association, as Administrative Agent, Left Lead Arranger and Lead Book Runner, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Joint Lead Arrangers, Joint Book Runners and Syndication Agents, and Bank of the West, Fifth Third Bank, JP Morgan Chase Bank N.A., PNC Bank, National Association and BMO Harris Bank N.A., as Documentation Agents
Filed Electronically

99.1	Press release, dated November 10, 2016	Furnished Electronically